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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-31797                   03-0366218
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)

                1050 Buckingham St., Watertown, Connecticut 06795
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (860) 945-0661


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 15, 2006, Vermont Pure entered into an agreement with Nestle Waters North America Inc. to resolve pending litigation known as Vermont Pure Holdings, Ltd. v Nestle Waters North America Inc., which is in the United States District Court for the District of Massachusetts. In this lawsuit, filed in August 2003, Vermont Pure had made claims under the federal Lanham Act against Nestle. The parties have provided mutual releases and have stipulated to dismissal of the case, with neither side admitting liability or wrongdoing. Nestle will pay Vermont Pure $750,000 in connection with the agreement.

As the Company has previously disclosed, on May 1, 2006, Vermont Pure Holdings, Ltd. filed a lawsuit in the Superior Court Department, County of Suffolk, Massachusetts, alleging malpractice and other wrongful acts against three law firms that had been representing the Company in the Nestle litigation. The engagement of those law firms was terminated shortly thereafter. Vermont Pure's lawsuit alleges that the defendant law firms wrongfully interfered with a proposed mid-June 2003 settlement with Nestle in the Nestle litigation. The complaint includes counts involving negligence, breach of contract, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, tortuous interference with economic relations, civil conspiracy, and other counts, and seeks declaratory relief and compensatory and punitive damages.

The Company will not comment further on the resolution of the Nestle matter, nor will the Company comment further on the malpractice case except at such times as there are material developments in that case.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Vermont Pure Holdings, Ltd.

                                         By: /s/ Bruce S. MacDonald
                                             -------------------------------
                                             Bruce S. MacDonald
                                             Chief Financial Officer

Date: May 18, 2006